UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13115 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 8, 2016, Applied Optoelectronics, Inc. (the “Company”) renewed its NT$90 million and NT$120 million, one year revolving credit facilities, originally dated March 9, 2015 (collectively the “Renewed Credit Facility”), with E. Sun Commercial Bank Co., Ltd. in Taipei, Taiwan (the “Bank”). Borrowings under the Renewed Credit Facility will be used for general corporate purposes.

The Company may draw upon the Renewed Credit Facility from February 3, 2016 until February 3, 2017, with the initial draw to occur no later than June 3, 2016. The term of each draw shall not exceed 180 days. The Company will make monthly payments of accrued interest with the final monthly payment being for all principal and all accrued interest not yet paid.

NT$90 Million Credit Facility

Borrowings under the NT$90 Million credit facility will bear interest at a rate equal to the London Interbank Offered Rate (LIBOR) plus 1.7% divided by 0.946. The Company’s obligations under the NT$90 million credit facility are secured by the Company’s certificates of deposit with the Bank and a promissory note issued by the Company.

NT$120 Million Credit Facility

Borrowings under the NT$120 Million credit facility will bear interest at a rate equal to the Bank’s personal monthly time deposit interest rate plus 0.480%. The Bank’s personal monthly time deposit interest rate is currently 1.22%. The Company’s obligations under the Credit Facility are secured by a promissory note issued by the Company.

The General Crediting Agreement for the Renewed Credit Facility contains representations and warranties, and events of default applicable to the Company that are customary for credit facilities of this type.

The foregoing description of the Renewed Credit Facility does not purport to be a complete statement of the parties’ rights and obligations under the General Crediting Agreement for the Renewed Credit Facility and is qualified in its entirety by reference to the full text of the General Crediting Agreement, dated April 8, 2016, the Promissory Note, dated April 8, 2016, and the Loan Approval Notice, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated by reference herein .

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Renew Credit Facility is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of the General Crediting Agreement, dated April 8, 2016, between Applied Optoelectronics, Inc. and E. Sun Commercial Bank Co., Ltd.

10.2	Translation of the Promissory Note, dated April 8, 2016, between Applied Optoelectronics, Inc. and E. Sun Commercial Bank Co., Ltd.

10.3	Translation of Loan Approval Notice by E. Sun Commercial Bank Co., Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2016	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name	David C. Kuo,
	Title:	General Counsel and Secretary

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